Putnam
New York
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

While we are pleased to report positive results for Putnam New York Tax Exempt Income Fund for the six months ended May 31, 2003, your fund underperformed both its benchmark and its Lipper peer group average during the period. Details of these results can be found on page 8.

Significant declines in state and local tax revenues, accompanied by credit rating downgrades of both municipalities and the corporate beneficiaries of industrial development bonds, continued to plague the municipal bond market. The market was further tested as it faced the challenge of digesting a record level of new issuance during the period. In the following report, your fund's management team discusses performance and strategy in detail and provides its view of prospects for the remainder of the fiscal year.

In bringing you this news of your fund's performance, we would also like to take the opportunity to tell you how much we appreciate your confidence in Putnam. We will continue to do our utmost to deliver the best possible results for your fund.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam New York Tax Exempt Income Fund's class A shares posted total returns of 5.83% at net asset value and 0.83% at public offering price for the six months ended May 31, 2003.

* Differences in portfolio quality and composition account for the fund's underperformance relative to its benchmark, the Lehman Municipal Bond Index, which returned 6.46% for the six-month period ended May 31.

* Due to the underperformance of certain key holdings, the fund's results at net asset value were slightly below the 6.15% average return for its Lipper category, New York Municipal Debt Funds.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's results should be considered in the context of a generally favorable interest-rate environment. Investments in longer-maturity and noncallable bonds performed quite well as did insured and high-quality bonds, but not surprisingly, the fund's lower-rated holdings, which contribute considerably to the portfolio's monthly income, underperformed in the difficult economic environment. The presence of these lower-quality bonds helps explain the fund's slight underperformance relative to the average for its Lipper category and its benchmark, which is composed solely of high-quality tax-exempt bonds.

Fund Profile

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York state, and New York City income taxes as is believed to be consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds.


As the markets have begun to factor in the return of higher interest rates, we've taken defensive measures to dampen the price depreciation that typically accompanies rising rates. This strategy limited the portfolio's upside potential at the end of the period.

* MARKET OVERVIEW

From December through April of the semiannual period, bond yields trended downward. After May 6, when the Federal Reserve Board changed its bias from "neutral" to "weakness," yields plummeted.

Several factors contributed to a challenging investment environment. As the war with Iraq ended, investors focused more on the sluggish economy. State and local municipalities struggled with significant declines in tax revenues and subsequent downgrades in credit quality. United Airlines, which had provided credit backing for several municipal bond issues, filed for bankruptcy in December, as had US Airways in the months before. In late April, American Airlines narrowly avoided a similar fate. Various segments of the electric power sector were under duress as well. These difficulties affected the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by companies benefiting from the financing. Lastly, the burgeoning supply of municipal bonds -- over $357 billion in municipal debt was issued in 2002 -- broke the all-time record. Supply has continued to swell in 2003 and is on track to exceed the previous year's record. This has had a dampening effect on municipal bond prices.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/03

Bonds

Lehman Municipal Bond Index                                      6.46%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                      6.29%
-----------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity government bonds)                         4.70%
-----------------------------------------------------------------------
Citigroup World Government Bond Index                           14.34%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                               3.87%
-----------------------------------------------------------------------
Russell 2000 Index (small to midsize company stocks)             9.34%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                           3.30%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 5/31/03.


* STRATEGY OVERVIEW

Interest-rate sensitivity is an important consideration in the management of bond portfolios. Duration is an investment term for measuring this interest-rate sensitivity and can be calculated from bond coupon rates and maturities. During the summer of 2002, we began implementing a defensive strategy (shorter duration, less sensitivity) in anticipation of rising interest rates. When interest rates rose in October, we returned to a more neutral duration as the outlook for growth in the economy was less clear. However, this positioning still limited upside potential when the market rallied in May. As the period ended, we believed interest rates were unsustainably low and began to shift the portfolio back toward a more defensive position.

In early 2003, when tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds, we established a cross-market arbitrage position, in which we bought intermediate-term municipal bonds and shorted 10-year Treasury futures contracts. Our thesis was that if interest rates should rise (causing bond prices to fall), the fund would have a loss on the bonds, and yet, potential gains on the futures contracts could more than compensate for the loss. On the other hand, if rates should fall (causing bond prices to rise), a loss on the futures contracts could be mitigated by an even greater gain on the bonds. We have seen the latter scenario begin to develop as municipal bonds appreciated during the second half of the period.


[GRAPHIC OMITTED: vertical bar chart THE FUND'S MATURITY AND DURATION COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED*

This chart compares changes in the fund's duration
(a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

                                            as of           as of
                                          11/30/02         5/31/03

Average effective maturity in years         9.6              8.5

Duration in years                           6.7              5.9

Footnote reads:
*Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Although primarily an investment-grade fund, your portfolio maintained its exposure to higher-yielding securities to pursue a higher return through the income and appreciation potential we believed they were offering. Our research has shown that over the course of an interest rate cycle, lower-rated municipal bonds tend to fluctuate to a lesser degree than higher-quality bonds and can enhance the fund's share price stability. However, these securities require greater research effort because of their added credit risk.

While we still believe in the value of this strategy, the multi-year slump in the U.S. economy has diminished the outlook for a few bonds in the portfolio. During the six-month period, we became concerned about the fund's investments in the Cicero Local Development Corp. revenue bonds, which are financing a recreational facility in the community. Unable to cover its debt service, the issuer tried to sell land to meet its obligations. When the land sale didn't happen as planned, we sold the entire position. Given the fact that these bonds carried investment-grade ratings of BBB (Standard & Poor's) and Baa2 (Moody's), we wanted to find replacement bonds with a similar credit quality to maintain the income benefit and augment the fund's diversity.

Consequently, part of the proceeds from this sale was invested in New York City Industrial Development Agency for Staten Island University Hospital bonds, which are being used to construct a 12,000 square foot addition to the main hospital facility and acquire radiology equipment. This hospital is the largest provider of health-care services on Staten Island and has substantial pricing leverage with commercial and managed-care payers. Another portion of the proceeds was invested in Port Authority of New York and New Jersey refunding bonds.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 50.0%

Aa/AA -- 25.1%

A -- 13.2%

Baa/BBB -- 4.1%

Ba/BB -- 3.4%

B -- 2.0%

Caa -- 0.6%

VMIG1 -- 1.6%

Footnote reads:
* As a percentage of market value as of 5/31/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Holdings will vary over time.

The fund's investments in New York City Industrial Development Authority for Brooklyn Polytechnical University have also encountered some headwind in the slower-growth environment. As part of the university's efforts to transform its status from a commuter campus to a resident college, proceeds from these bonds, purchased in 2001, are being used to construct a dormitory and a new academic facility, and to upgrade existing buildings. Although the school has a substantial endowment, the bonds were downgraded in May to Ba1 (Moody's) and BB+ (Standard & Poor's). The school's high-tech focus has made it difficult to recruit new students in the aftermath of the sharp correction in the technology sector. Despite the drop in admissions, we're optimistic about the bonds' prospects, given the university's strong turnaround plan.

Many states across the country have been driven into historically high deficit positions over the past year. The slowing economy, along with weakness in the stock market, higher Medicaid costs, a sharp reduction in capital gain tax revenues and slower personal, sales, and corporate income tax collections, have contributed to this trend. This makes general obligation bonds (GOs) especially vulnerable to credit downgrades, since they are financed by the tax revenues raised by state and local governments. Several states have already seen their credit downgraded by the rating agencies. Just following the close of the fiscal year, Fitch downgraded New York from AA to AA-. Since credit quality remains a critical determinant in our selection process, we're following the situation closely but still feel confident that the issuers of the GOs held by the fund will meet their debt obligations.

Finally, we reduced and diversified the fund's investments in tobacco settlement bonds. These bonds are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. Since they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco settlement bonds is the possibility that interest payments could be affected by further litigation against the tobacco industry. Furthermore, if the supply of these bonds exceeds demand, the value of the bonds could drop. We have always approached these bonds with caution, and have reduced exposure to the sector overall.

We trimmed the fund's investments in the New York County Tobacco Trust bonds and Tobacco Settlement Revenue Bonds. In January 2003, New York State announced a plan to sell a large amount of tobacco settlement bonds over the coming months to help close their budget shortfall. Anticipating that the influx of new bonds would put pressure on the market for tobacco settlement bonds in New York, we reduced our exposure to these securities. To diversify the fund further, a portion of the sale proceeds was then invested in Children's Trust Fund bonds, also issued by Puerto Rico. The fact that the Puerto Rico bonds can be purchased by all state municipal bond funds means that they are usually easier to sell, which can add to their value.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. The conflict with Iraq is largely over, and investors are focused on economic concerns on the home front. While serious issues remain, the level of uncertainty in the world seems to have eased a bit, though we expect continued volatility. Further, we expect that market yields will move higher in the near term as a weakening dollar, Fed policy, the recently enacted tax cut package, and growing federal budget deficits take effect.

Municipal budgets will continue to face significant pressures in the months ahead. Governments will wrangle with how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time to come.

Over the next few months, the ratio of municipal bond yields to comparable Treasury yields is likely to return to more normal levels. Accordingly, we will look for opportunities to reduce our cross-market arbitrage position (by selling municipal bonds and buying back the Treasury futures contracts) and we believe the fund will profit from the transactions.

In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. With credit spreads remaining very generous, we believe credit risk is worth taking in moderate amounts. We believe municipal bonds could perform well relative to other fixed-income sectors, because demand for the bonds is firm and supply should moderate as rates move higher. We believe we have positioned your fund to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 5/31/03

                   Class A         Class B        Class C         Class M
(inception dates)  (9/2/83)       (1/4/93)       (7/26/99)       (4/10/95)
                  NAV    POP     NAV   CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
6 months         5.83%  0.83%   5.49%  0.49%   5.53%   4.53%   5.79%   2.33%
-------------------------------------------------------------------------------
1 year           9.10   3.90    8.41   3.41    8.24    7.24    8.77    5.19
-------------------------------------------------------------------------------
5 years         31.08  24.85   26.88  24.88   25.42   25.42   29.24   25.08
Annual average   5.56   4.54    4.88   4.54    4.63    4.63    5.26    4.58
-------------------------------------------------------------------------------
10 years        70.68  62.63   59.85  59.85   56.99   56.99   65.40   59.95
Annual average   5.49   4.98    4.80   4.80    4.61    4.61    5.16    4.81
-------------------------------------------------------------------------------
Annual average
(life of fund)   8.25   7.99    7.42   7.42    7.37    7.37    7.82    7.64
-------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03

                                                             Lipper New York
                                                                Municipal
                                           Lehman Municipal    Debt Funds
                                              Bond Index    category average*
-------------------------------------------------------------------------------
6 months                                        6.46%             6.15%
-------------------------------------------------------------------------------
1 year                                         10.36              9.19
-------------------------------------------------------------------------------
5 years                                        36.79             29.38
Annual average                                  6.47              5.28
-------------------------------------------------------------------------------
10 years                                       89.42             73.49
Annual average                                  6.60              5.65
-------------------------------------------------------------------------------
Annual average
(life of fund)                                  8.74              8.04
-------------------------------------------------------------------------------

*Index and Lipper results should be compared to fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/03, there were 110, 100, 82, and 41 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/03

                     Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)                6               6               6               6
-------------------------------------------------------------------------------
Income 1           $0.191921       $0.162630       $0.156146       $0.178727
-------------------------------------------------------------------------------
Capital gains 1
  Long-term         0.048000        0.048000        0.048000        0.048000
-------------------------------------------------------------------------------
  Short-term           --              --              --              --
-------------------------------------------------------------------------------
  Total            $0.239921       $0.210630       $0.204146       $0.226727
-------------------------------------------------------------------------------
Share value:      NAV     POP          NAV             NAV        NAV     POP
-------------------------------------------------------------------------------
11/30/02         $8.87   $9.31        $8.85           $8.86      $8.87   $9.17
-------------------------------------------------------------------------------
5/31/03           9.14    9.60         9.12            9.14       9.15    9.46
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2            4.14%   3.94%        3.50%           3.35%      3.84%   3.72%
-------------------------------------------------------------------------------
Taxable
equivalent 3 (a)  6.84    6.51         5.78            5.53       6.34    6.14
-------------------------------------------------------------------------------
Taxable
equivalent 3 (b)  7.12    6.77         6.02            5.76       6.60    6.39
-------------------------------------------------------------------------------
Current
30-day SEC
yield 4           3.23    3.08         2.59            2.44       2.94    2.84
-------------------------------------------------------------------------------
Taxable
equivalent 3 (a)  5.33    5.09         4.28            4.03       4.86    4.69
-------------------------------------------------------------------------------
Taxable
equivalent 3 (b)  5.55    5.29         4.45            4.19       5.05    4.88
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 39.45% combined federal income tax and New York state 2003 personal income tax rates or (b) maximum 41.82% combined federal, New York state, and New York City 2003 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                    Class A        Class B          Class C        Class M
(inception dates)  (9/2/83)        (1/4/93)        (7/26/99)      (4/10/95)
                  NAV    POP      NAV   CDSC      NAV    CDSC     NAV    POP
-------------------------------------------------------------------------------
6 months         3.03% -1.88%    2.71%  -2.30%   2.63%   1.63%   2.88%  -0.44%
-------------------------------------------------------------------------------
1 year           7.28   2.21     6.59    1.59    6.43    5.42    6.96    3.46
-------------------------------------------------------------------------------
5 years         30.24  24.03    26.20   24.20   24.67   24.67   28.41   24.26
Annual average   5.43   4.40     4.76    4.43    4.51    4.51    5.13    4.44
-------------------------------------------------------------------------------
10 years        67.20  59.25    56.77   56.77   53.75   53.75   61.98   56.70
Annual average   5.27   4.76     4.60    4.60    4.40    4.40    4.94    4.59
-------------------------------------------------------------------------------
Annual average
(life of fund)   8.20   7.93     7.37    7.37    7.31    7.31    7.76    7.58
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

S&P 500 Index is an unmanaged index of common  stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2003 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (91.1%)
-------------------------------------------------------------------------------------------------------------------
         $2,250,000 Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Charitable Leadership), Ser. A , 6s, 7/1/19                          Baa3           $2,444,063
          2,700,000 Buffalo, G.O. Bonds, Ser. A, FGIC, 4s, 2/1/04                         Aaa             2,753,541
         13,500,000 Dutchess Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Bard College), 5 3/4s, 8/1/30 (SEG)                                  A3             15,052,500
         15,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Vassar College), 5.35s, 9/1/40                                       Aa2            16,181,250
                    Erie Cnty., G.O. Bonds
          2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29                                         Aaa             2,717,000
          4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20                                         Aaa             4,612,400
         13,750,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 9.114s,
                    12/1/24 (acquired 5/19/98, cost $14,946,250) (RES)                    BBB+/P         16,104,688
                    Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
          5,000,000 Ser. A, 5 1/8s, 9/1/29                                                A-              5,068,750
         10,000,000 MBIA, 5s, 4/1/04                                                      Aaa            10,331,100
          3,090,000 Madison Cnty., Indl. Dev. Agcy. Rev. Bonds (Colgate U.),
                    Ser. A, 5s, 7/1/23                                                    Aa3             3,317,888
          5,550,000 Metro. Trans. Auth. Commuter Fac. Rev. Bonds, Ser. A,
                    U.S. Govt. Coll., 6s, 7/1/24                                          AAA             6,729,375
          7,000,000 Metro. Trans. Auth. Fac. IFB, 10.068s, 4/1/25
                    (acquired 2/11/00, cost $6,684,500) (RES)                             A3              9,913,750
                    Metro. Trans. Auth. Fac. Rev. Bonds
         15,400,000 Ser. A, MBIA, 6 1/4s, 4/1/14                                          Aaa            19,654,250
          4,245,000 Ser. A, MBIA, 6 1/4s, 4/1/13                                          Aaa             5,380,538
         11,020,000 (Trans. Fac.), Ser. A, U.S. Govt. Coll., 6s, 7/1/24                   AAA            13,361,750
         14,000,000 (Dedicated Tax Fund), Ser. A, FGIC, 4 3/4s, 4/1/28                    Aaa            16,030,000
                    Metro. Trans. Auth. Rev. Bonds
          3,860,000 Ser. E, MBIA, 5 1/2s, 11/15/15                                        Aaa             4,670,600
          7,000,000 Ser. A, AMBAC, 5 1/2s, 11/15/19                                       Aaa             8,111,250
                    Metro. Trans. Auth. Svc. Contract Rev. Bonds
          3,750,000 (Trans. Fac.), Ser. 3, U.S. Govt. Coll., 7 3/8s, 7/1/08               Aaa             4,312,500
         15,820,000 (Trans. Fac.), Ser. O, U.S. Govt. Coll., 5 3/4s, 7/1/13               AAA            18,885,125
          8,000,000 Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             9,150,000
                    Metro. Trans. Auth. Svc. Contract Rev. Bonds
         12,500,000 (Commuter Fac.), Ser. O, U.S. Govt Coll.,
                    5 1/2s, 7/1/17                                                        AAA            15,156,250
         24,345,000 (Trans. Fac.), Ser. O, U.S. Govt Coll., 5 1/2s, 7/1/17                AAA            29,518,313
                    Nassau Cnty., G.O. Bonds, Ser. E, FSA
          1,125,000 6s, 3/1/20                                                            Aaa             1,309,219
          2,790,000 6s, 3/1/19                                                            Aaa             3,264,300
          2,735,000 6s, 3/1/18                                                            Aaa             3,199,950
          3,465,000 6s, 3/1/16                                                            Aaa             4,080,038
          2,580,000 5.9s, 3/1/15                                                          Aaa             3,037,950
                    Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.)
            410,000 Ser. A, 6 1/4s, 11/1/21                                               BB+/P             426,400
          1,390,000 Ser. B, 5 7/8s, 11/1/11                                               BB+/P           1,449,075
          1,615,000 Ser. D, 4 7/8s, 11/1/05                                               BB+/P           1,641,244
          3,000,000 Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. D,
                    5.55s, 11/15/24                                                       Baa1            3,198,750
          7,000,000 NY City, City Transitional Fin. Auth. IFB, 10.308s,
                    11/15/29 (acquired 2/4/00, cost $6,788,320) (RES)                     AA/P           10,193,750
                    NY City, City Transitional Fin. Auth. Rev. Bonds
          6,500,000 Ser. A, 5 3/4s, 8/15/24                                               AA+             7,856,875
          8,360,000 Ser. C, 5 1/2s, 5/1/25                                                AA+             9,154,200
          6,640,000 Ser. C, 5 1/2s, 5/1/25                                                AA+             7,893,300
          3,600,000 Ser. B, 5 1/4s, 11/15/05                                              AA+             3,942,000
          8,300,000 NY City, Cts. Fac. Lease VRDN (Jay Street Dev. Corp.),
                    Ser. A-1, 1.1s, 5/1/22                                                VMIG1           8,300,000
                    NY City, G.O. Bonds
         12,325,000 Ser. B, 8 1/4s, 6/1/05                                                AAA            13,865,625
         18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11                                         AAA            23,086,969
         21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10                                         AAA            26,492,588
            945,000 Ser. I, U.S. Govt. Coll., 6 1/4s, 4/15/27                             Aaa             1,113,919
          1,845,000 Ser. I, U.S. Govt. Coll., 6 1/4s, 4/15/17                             Aaa             2,174,794
         20,000,000 Ser. B, 5 1/2s, 12/1/11                                               A2             22,725,000
         18,825,000 Ser. C, 5 1/4s, 8/1/11                                                A2             20,966,344
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          2,000,000 (Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31                      Baa3            2,112,500
         19,000,000 (Brooklyn Polytechnical U. Project J), 6 1/8s, 11/1/30                Ba1            17,337,500
          7,000,000 (Horace Mann School), MBIA, 5s, 7/1/28                                Aaa             7,358,750
                    NY City, Indl. Dev. Agcy. Rev. Bonds
         17,350,000 (Visy Paper, Inc.), 7.95s, 1/1/28                                     B+/P           17,718,688
          7,500,000 (British Airways), 7 5/8s, 12/1/32                                    BBB-            6,000,000
          2,500,000 (Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22                   BBB-            2,587,500
                    NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
          9,500,000 (Airis JFK I LLC), Ser. A, 6s, 7/1/27                                 Baa3            9,856,250
          8,500,000 (Airis JFK I LLC), Ser. A, 5 1/2s, 7/1/28                             Baa3            8,542,500
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
         18,500,000 (American Airlines, Inc.), 6.9s, 8/1/24                               Caa2            8,371,250
         14,465,000 (Terminal One Group Assn.), 6 1/8s, 1/1/24                            A3             14,923,541
          5,000,000 NY City, Metro. Trans. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/4s, 1/1/29                                                 Aaa             5,343,750
                    NY City, Muni. Assistance Corp. Rev. Bonds
          5,150,000 Ser. E, 6s, 7/1/04                                                    Aa1             5,424,598
         10,000,000 Ser. P, 5s, 7/1/08                                                    Aa1            11,375,000
          4,550,000 Ser. O, 5s, 7/1/05                                                    Aa1             4,908,313
            200,000 NY City, Muni. Wtr. & Swr. Fin. Auth. IFB, 13.507s,
                    6/15/11 (acquired 8/9/91, cost $207,493) (RES)                        Aaa               323,000
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
         25,600,000 AMBAC, 7 1/2s, 6/15/11                                                Aaa            32,096,000
         35,000,000 MBIA, 5.2s, 6/15/08                                                   Aaa            36,668,100
          2,700,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. G,
                    FGIC, 1.25s, 6/15/24                                                  VMIG1           2,700,000
                    NY City, State Dorm. Auth. Lease Rev. Bonds
          5,600,000 (Court Fac.), 6s, 5/15/39                                             A               6,272,000
          3,000,000 (Westchester Cnty.), 5 1/4s, 8/1/18                                   Aa1             3,296,250
          2,500,000 NY City, Transitional Fin. Auth. Rev. Bonds, Ser. C, FSA,
                    5 1/4s, 8/1/12                                                        Aaa             2,931,250
          6,000,000 NY Cntys. Trust II Rev. Bonds (Tobacco Settlement),
                    5 3/4s, 6/1/43                                                        A-              5,077,500
          6,000,000 NY State Thruway Auth. Rev. Bonds, Ser. A, MBIA,
                    5 1/4s, 4/1/13                                                        AAA             7,027,500
         13,250,000 NY State Dorm. Auth. IFB, MBIA, 9.646s, 7/1/13
                    (acquired 10/22/97, cost $15,237,500) (RES)                           AAA/P          18,997,188
          6,000,000 NY State Dorm. Auth. Mandatory Put Bonds, Ser. B,
                    5 1/4s, 11/15/23                                                      AA-             6,817,500
                    NY State Dorm. Auth. Rev. Bonds
         18,800,000 (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                               A3             23,030,000
          2,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s, 7/1/26                             Ba1             2,540,625
          3,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                           Ba1             3,090,000
          8,950,000 (State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17                    Aaa            11,209,875
         13,200,000 (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11                         AA-            15,790,500
          6,000,000 (NY Dept. of Ed.), Ser. A , MBIA, 5 3/4s, 7/1/20                      Aaa             7,410,000
         35,385,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            43,258,163
         10,000,000 (Columbia U.), Ser. A, 5 3/4s, 7/1/10                                 Aaa            12,000,000
         15,600,000 (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16                       AA-            18,837,000
          7,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             9,206,250
          3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31                                  Aaa             4,208,750
         16,055,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13                         AA-            18,944,900
         19,960,000 (Mental Hlth. Svcs. Fac. Impt. D), FSA, 5 1/4s, 8/15/30               Aaa            21,332,250
         10,000,000 (Memorial Sloan-Kettering Ctr.), Ser. 1, 5s, 7/1/34                   Aa2            10,437,500
          3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30                                       Aaa             3,168,750
          3,000,000 (U. of Rochester), Ser. A, 5s, 7/1/27                                 Aaa             3,150,000
          2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26                                       Aaa             2,872,125
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24                                     Aaa             2,150,000
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23                                     Aaa             2,160,000
          7,500,000 (Columbia U.), 5s, 7/1/22                                             Aaa             7,959,375
          3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22                                     Aaa             3,255,000
          2,505,000 (Lutheran Med.), MBIA, 5s, 8/1/12                                     Aaa             2,887,013
         10,000,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28                                    Aaa            10,300,000
          5,000,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa             5,150,000
         10,359,000 NY State Dorm. Auth. VRDN (Oxford U. Press, Inc.),
                    1.3s, 7/1/23                                                          VMIG1          10,359,000
         20,000,000 NY State Energy Res. & Dev. Auth. Gas Fac. Rev. Bonds
                    (Brooklyn Union Gas), 6.952s, 7/1/26                                  A+             22,375,000
                    NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds
         10,000,000 (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC,
                    7.2s, 7/1/29                                                          Aaa            10,802,200
          6,000,000 (Lilco), Ser. B, 5.15s, 3/1/16                                        A-              6,184,860
          1,660,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    VRDN (NY Elec & Gas), Ser. D, 1.22s, 10/1/29                          VMIG1           1,660,000
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund)
          3,425,000 Ser. B, 6.65s, 9/15/13                                                Aaa             3,507,645
          1,735,000 Ser. A, 6.55s, 9/15/10                                                Aaa             1,776,744
                    NY State Env. Fac. Corp. Rev. Bonds
          9,000,000 MBIA, 6s, 6/15/12                                                     Aaa            11,103,750
          9,640,000 (NY City Wtr.), Ser. K, 5 1/2s, 6/15/14                               Aaa            11,592,100
          9,035,000 NY State Hsg. Fin. Agcy. Rev. Bonds (Multi-Fam.
                    Hsg. Insd. Mtge. Program), Ser. A, FHA Insd.,
                    7s, 8/15/22                                                           AAA             9,143,962
                    NY State Hwy. & Bridge Auth. Rev. Bonds
          1,000,000 Ser. A, FSA, 6s, 4/1/16                                               Aaa             1,225,000
          2,000,000 Ser. A, FSA, 5.8s, 4/1/18                                             Aaa             2,337,500
          2,000,000 Ser. A, FSA, 5 3/4s, 4/1/17                                           Aaa             2,340,000
         11,740,000 Ser. B, MBIA, 5s, 4/1/05                                              Aaa            12,561,800
                    NY State Local Govt. Assistance Corp. Rev. Bonds
         12,510,000 Ser. E, 6s, 4/1/14                                                    AA-            15,199,650
          6,000,000 Ser. E, AMBAC, 6s, 4/1/14                                             Aaa             7,417,500
          7,745,000 (Sub. Lien), Ser. A, FSA, 5s, 4/1/13                                  AAA             8,897,069
         12,325,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (NY Hosp.), Ser. A, AMBAC, 6 1/2s, 8/15/29                            Aaa            13,696,156
         15,000,000 NY State Pwr. Auth. FRB, 2.9s, 3/1/20                                 Aa2            15,067,350
                    NY State Pwr. Auth. Rev. Bonds
          4,250,000 5s, 11/15/20                                                          Aa2             4,621,875
         31,135,000 5s, 11/15/06                                                          Aa2            34,832,281
                    NY State Urban Dev. Corp. Rev. Bonds
          5,250,000 (State Fac.), 5 3/4s, 4/1/12                                          AA-             6,267,188
          5,830,000 (Correctional Fac.), Ser. 7, 5.7s, 1/1/16                             AA-             6,558,750
         11,225,000 (State Fac.), 5.7s, 4/1/10                                            AA-            13,175,344
          4,000,000 (Personal Income Tax), Ser. C-1, FGIC, 5 1/2s, 3/15/19                Aaa             4,605,000
          7,710,000 (Correctional Fac.), Ser. A, 5 1/2s, 1/1/09                           AA-             8,876,138
                    Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
          2,300,000 (Arden Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/21                   BB-/P           2,386,250
          2,450,000 (Arden Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31                   BB-/P           2,523,500
          1,450,000 Otsego Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa3            1,556,938
          2,500,000 Port Auth. NY & NJ Rev. Bonds (Kennedy Intl.
                    Arpt. -- 5th Installment), 6 3/4s, 10/1/19                            BB+/P           2,643,750
          7,750,000 St. Lawrence Cnty., Indl. Dev. Rev. Bonds
                    (St. Lawrence U.), Ser. A, MBIA, 5s, 7/1/28                           Aaa             8,166,563
          1,200,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32                           Baa1            1,260,000
                    Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret. Rev.
                    Bonds (Jefferson's Ferry), Ser. A
          4,000,000 7 1/4s, 11/1/28                                                       BB-/P           4,235,000
          4,000,000 7.2s, 11/1/19                                                         BB-/P           4,280,000
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Peconic Landing)
          8,200,000 Ser. A, 8s, 10/1/30                                                   B+/P            8,384,500
          3,000,000 Ser. B, 7s, 10/1/30                                                   B+/P            3,022,500
          4,220,000 Suffolk Cnty., Judicial Fac. Agcy. Rev. Bonds
                    (John P. Cohalan Complex), AMBAC, 5s, 4/15/16                         Aaa             4,631,450
          2,800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. --
                    Jewish Home), Ser. A, 7 3/8s, 3/1/31                                  BB-/P           2,964,500
          4,250,000 Tobacco Settlement Rev. Bonds (Asset Backed Bonds),
                    Ser. 1, 5 3/4s, 7/15/32                                               A3              3,899,375
                    Triborough Bridge & Tunnel Auth. Gen. Purpose
                    Rev. Bonds
         38,750,000 (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                             AA-            45,628,114
         17,700,000 Ser. Y, 6s, 1/1/12                                                    AAA            21,461,250
         10,525,000 Triborough Bridge & Tunnel Auth. IFB, 9.239s, 1/1/12
                    (acquired 10/24/97, cost $11,472,417) (RES)                           A+             13,893,000
                    Triborough Bridge & Tunnel Auth. Rev. Bonds
         14,000,000 (Convention Ctr.), Ser. E, 6s, 1/1/11                                 AA-            16,695,000
          9,500,000 MBIA, 5 1/2s, 11/15/21                                                Aaa            11,435,625
          5,000,000 MBIA, 5 1/2s, 11/15/20                                                Aaa             6,031,250
          5,050,000 AMBAC, 5 1/4s, 11/15/16                                               Aaa             6,015,813
         10,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A              10,762,500
          3,285,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BB              3,436,931
                                                                                                      -------------
                                                                                                      1,338,741,346

Puerto Rico (7.5%)
-------------------------------------------------------------------------------------------------------------------
          7,750,000 Children's Trust Fund Tobacco Settlement Rev. Bonds,
                    5 1/2s, 5/15/39                                                       A-              6,587,500
          3,915,000 Cmnwlth. of PR, G.O. Bonds, FSA, 6 1/2s, 7/1/13                       AAA             5,045,456
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          5,000,000 Ser. B, 6s, 7/1/26                                                    A               5,431,250
          2,275,000 Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)                            AAA             2,656,063
          1,225,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          AAA             1,430,188
          7,035,000 Ser. AA, MBIA, 5 1/2s, 7/1/18                                         Aaa             8,512,350
                    PR Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. LL, MBIA, 5 1/2s, 7/1/17                                         Aaa            12,100,000
         20,000,000 (PA 205), 5 1/2s, 7/1/07                                              Aaa            24,000,000
         10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27                                         Aaa            10,675,000
          5,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac. - AES Project), 6 5/8s, 6/1/26                     Baa2            5,262,500
         20,000,000 PR Infrastructure Fin. Auth. Special Rev. Bonds, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa            22,550,000
          5,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             5,795,625
                                                                                                      -------------
                                                                                                        110,045,932
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,296,739,363)                                          $1,448,787,278
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,469,443,090.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $69,425,376 or 4.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

      The rates shown on VRDN, Mandatory Put Bonds and FRB are the current interest rates at May 31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2003.

      The fund had the following industry group concentration greater than 10% at May 31, 2003 (as a percentage of net assets):

          Transportation           11.4%

      The fund had the following insurance concentration greater than 10% at May 31, 2003 (as a percentage of net assets):

          MBIA                     19.4%

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003 (Unaudited)
                        Market    Aggregate Face    Expiration     Unrealized
                        Value          Value           Date       Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr. (Short)      $107,896,471    $107,320,570      Sep-03       $(575,901)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,296,739,363) (Note 1)                                                     $1,448,787,278
-------------------------------------------------------------------------------------------
Cash                                                                              1,695,676
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   24,254,016
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              876,232
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             56,938
-------------------------------------------------------------------------------------------
Total assets                                                                  1,475,670,140

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,094,657
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,505,355
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,826,139
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          108,640
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        98,762
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,198
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              536,410
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               54,889
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,227,050
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,469,443,090

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,337,014,710
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,350,377
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (22,394,011)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      151,472,014
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,469,443,090

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,335,805,502 divided by 146,221,983 shares)                                        $9.14
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.14)*                                $9.60
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($123,297,817 divided by 13,517,169 shares)**                                         $9.12
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,972,234 divided by 872,651 shares)**                                              $9.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,367,537 divided by 258,832 shares)                                                $9.15
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.15)***                              $9.46
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2003 (Unaudited)
Interest income:                                                                $37,030,045
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,618,110
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      594,589
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   20,674
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,377
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,317,759
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               513,508
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                32,282
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,690
-------------------------------------------------------------------------------------------
Other                                                                               269,319
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,385,308
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (21,678)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,363,630
-------------------------------------------------------------------------------------------
Net investment income                                                            30,666,415
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,204,669
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (6,743,457)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                56,224,002
-------------------------------------------------------------------------------------------
Net gain on investments                                                          51,685,214
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $82,351,629
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $30,666,415           $65,351,193
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (4,538,788)            7,657,046
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             56,224,002             3,668,481
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   82,351,629            76,676,720
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                            (28,469,905)          (58,834,699)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,213,761)           (4,430,858)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (111,927)             (198,746)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (44,519)              (81,884)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                     --              (278,308)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (24,142)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (1,063)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (367)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                             (7,114,861)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                               (647,542)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (32,093)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (11,234)                   --
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (24,282,449)          (49,954,866)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                19,423,338           (37,128,213)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,450,019,752         1,487,147,965
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $3,350,377 and $3,524,074, respectively)                 $1,469,443,090        $1,450,019,752
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.79        $8.52        $8.32        $9.05        $9.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .42          .45          .44          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .32          .07          .27          .20         (.65)         .13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51          .47          .69          .65         (.21)         .56
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.39)        (.42)        (.45)        (.44)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)          --           --           --         (.08)        (.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.39)        (.42)        (.45)        (.52)        (.53)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.14        $8.87        $8.79        $8.52        $8.32        $9.05
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.83*        5.44         8.24         8.07        (2.42)        6.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,335,806   $1,322,541   $1,362,488   $1,276,566   $1,374,040   $1,620,108
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .82          .81          .82          .83          .83
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.14*        4.50         4.80         5.40         5.02         4.79
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.06*       17.90        18.63        14.86        13.24        31.55
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                      Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.77        $8.51        $8.31        $9.04        $9.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .16          .34          .37          .39          .38          .37
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .32          .07          .25          .20         (.65)         .14
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .48          .41          .62          .59         (.27)         .51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.33)        (.36)        (.39)        (.38)        (.37)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)          --           --           --         (.08)        (.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.33)        (.36)        (.39)        (.46)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.12        $8.85        $8.77        $8.51        $8.31        $9.04
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.49*        4.75         7.41         7.37        (3.06)        5.91
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $123,298     $119,251     $117,722     $163,839     $195,618     $231,057
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.47         1.46         1.47         1.48         1.48
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.82*        3.84         4.18         4.75         4.37         4.12
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.06*       17.90        18.63        14.86        13.24        31.55
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                             May 31                                          July 26, 1999+
operating performance               (Unaudited)          Year ended November 30         to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.86        $8.79        $8.53        $8.32        $8.61
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .16          .33          .35          .38          .13
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .33          .06          .26          .21         (.29)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .49          .39          .61          .59         (.16)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.32)        (.35)        (.38)        (.13)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.32)        (.35)        (.38)        (.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.14        $8.86        $8.79        $8.53        $8.32
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.53*        4.48         7.25         7.33        (1.87)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,972       $5,885       $5,145         $574         $356
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81*        1.62         1.61         1.62          .58*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.74*        3.69         3.93         4.57         1.59*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.06*       17.90        18.63        14.86        13.24
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                              May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.79        $8.53        $8.33        $9.05        $9.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .37          .40          .42          .41          .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .33          .07          .26          .20         (.64)         .13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51          .44          .66          .62         (.23)         .54
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.36)        (.40)        (.42)        (.41)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)          --           --           --         (.08)        (.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.36)        (.40)        (.42)        (.49)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.15        $8.87        $8.79        $8.53        $8.33        $9.05
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.79*        5.12         7.78         7.74        (2.60)        6.15
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,368       $2,343       $1,793       $1,531       $1,837       $2,394
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.12         1.11         1.12         1.13         1.13
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.99*        4.17         4.51         5.11         4.72         4.47
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.06*       17.90        18.63        14.86        13.24        31.55
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund, ("the fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be affected by economic and political developments in the state of New York. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended May 31, 2003, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,296,739,363, resulting in gross unrealized appreciation and depreciation of $166,188,805 and $14,140,890, respectively, or net unrealized appreciation of $152,047,915.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2003, the fund's expenses were reduced by $21,678 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,890 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $28,412 and $147 from the sale of class A and class M shares, respectively, and received $50,460 and $1,383 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $1,371 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $85,236,397 and $107,134,117, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,588,522         $23,144,270
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,594,942          23,259,499
---------------------------------------------------------------------------
                                             5,183,464          46,403,769

Shares repurchased                          (8,147,595)        (72,837,213)
---------------------------------------------------------------------------
Net decrease                                (2,964,131)       $(26,433,444)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,755,574         $68,778,102
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,984,563          35,275,995
---------------------------------------------------------------------------
                                            11,740,137         104,054,097

Shares repurchased                         (17,597,806)       (155,732,893)
---------------------------------------------------------------------------
Net decrease                                (5,857,669)       $(51,678,796)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    921,270          $8,225,574
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               226,505           2,027,195
---------------------------------------------------------------------------
                                             1,147,775          10,252,769

Shares repurchased                          (1,111,211)         (9,927,015)
---------------------------------------------------------------------------
Net increase                                    36,564            $325,754
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,491,793         $22,055,377
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               328,439           2,903,504
---------------------------------------------------------------------------
                                             2,820,232          24,958,881

Shares repurchased                          (2,765,037)        (24,495,564)
---------------------------------------------------------------------------
Net increase                                    55,195            $463,317
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    317,886          $2,845,866
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,370             101,969
---------------------------------------------------------------------------
                                               329,256           2,947,835

Shares repurchased                            (120,484)         (1,075,164)
---------------------------------------------------------------------------
Net increase                                   208,772          $1,872,671
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    963,489          $8,580,255
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                17,543             155,233
---------------------------------------------------------------------------
                                               981,032           8,735,488

Shares repurchased                            (902,744)         (8,014,250)
---------------------------------------------------------------------------
Net increase                                    78,288            $721,238
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     35,517            $318,091
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 5,067              45,460
---------------------------------------------------------------------------
                                                40,584             363,551

Shares repurchased                             (45,970)           (410,981)
---------------------------------------------------------------------------
Net decrease                                    (5,386)           $(47,430)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     91,279            $815,474
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,383              74,362
---------------------------------------------------------------------------
                                                99,662             889,836

Shares repurchased                             (39,367)           (350,461)
---------------------------------------------------------------------------
Net increase                                    60,295            $539,375
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund
State tax-free income funds
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA051-88677  030/345/681  7/03

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003